                                                                    EXHIBIT 99.2


                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                               OF CYBERONICS, INC.
                       PURSUANT TO 18 U.S.C. Section 1350


         I, Pamela B. Westbrook, Chief Financial Officer of Cyberonics, Inc. (the "Company"), hereby certify that:

         (i) the accompanying report on Form 10-Q for the period ending October 25, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") by the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (ii) the information contained in the Report fairly presents, in all material aspects, the financial operations and results of operations of the Company.


                                      /s/  PAMELA B. WESTBROOK
                                      ------------------------------------------

                                      Name: Pamela B. Westbrook
                                      Title: Vice President, Finance and
                                             Administration, Secretary and Chief
                                             Financial Officer (Principal
                                             Financial and Accounting Officer)
                                      Date: December 3, 2002